C4 Therapeutics Presents New Biomarker Data from the Cemsidomide Phase 1 Trial with Dexamethasone and Phase 1b Trial with Elranatamab (ELREXFIO®) in Relapsed/Refractory Multiple Myeloma at the 23rd International Myeloma Society (IMS) Annual Meeting Immunomodulatory Effects of Cemsidomide with Dexamethasone from Phase 1 Trial Demonstrated Robust T-cell Activation, a Key Component of Cemsidomide’s Dual Mechanism of Action Biomarker Data from First Two Patients in Phase 1b Trial of Cemsidomide with Elranatamab Reinforce Cemsidomide’s Ability to Drive T-cell Expansion and Activation, and Prevent T-cell Exhaustion When Combined with Immune-based Therapies First Cemsidomide Dose Level (75 µg) in Phase 1b Trial with Elranatamab Declared Safe by Safety Data Review Committee; Advancing Trial to Dose Expansion and Escalation Cohorts with Data from All Cohorts Evaluated Expected in Mid-2027 WATERTOWN, Mass., September 25, 2026 (GLOBE NEWSWIRE) -- C4 Therapeutics, Inc. (C4T) (Nasdaq: CCCC), a clinical-stage biopharmaceutical company dedicated to advancing targeted protein degradation (TPD) science, presented new biomarker data today from its Phase 1 clinical trial of cemsidomide in combination with dexamethasone in patients with relapsed/refractory multiple myeloma (RRMM) in a poster presentation at the 23rd IMS Annual Meeting. In addition, the poster included preliminary biomarker data from the first two patients in the ongoing Phase 1b trial of cemsidomide in combination with elranatamab (ELREXFIO®). These data further build upon the body of evidence supporting cemsidomide's immunomodulatory activity and potential as a combination partner. “Immune-based therapies have transformed the treatment landscape for multiple myeloma, however T-cell exhaustion is associated with both primary resistance and relapse in these patients. Maintaining T-cell fitness is an important component of achieving deep and durable responses,” said Len Reyno, M.D., chief medical officer of C4 Therapeutics. “The totality of data presented today demonstrate that cemsidomide activates immune cell function, consistent with the hypothesis that cemsidomide will enhance the clinical benefit of immune-based therapies when used in combination. Additionally, clearing the 75 µg cemsidomide dose level in our Phase 1b trial is a critical step forward in identifying an effective and safe dose of cemsidomide in combination with a BCMA-directed T-cell engager, like elranatamab. Collectively, these outcomes, along with the differentiated safety profile and compelling anti- myeloma activity observed in our Phase 1 trial, reinforce our development strategy to potentially establish cemsidomide as a backbone therapy in multiple myeloma for patients in need of new treatment options.” IMS Data Highlights and Cemsidomide Trial Progress Update: Exhibit 99.1

Phase 1 Trial of Cemsidomide in Combination with Dexamethasone In 62 heavily pre-treated RRMM patients across the once-daily (QD) dose levels, cemsidomide demonstrated coordinated activation of T cells, including CD8+ T cells, and functional reprogramming of natural killer (NK) cells. Notably, enhanced immune cell function was observed at the highest dose levels studied (75 µg and 100 µg), which also achieved compelling overall response rates in the Phase 1 trial. Phase 1b Trial of Cemsidomide in Combination with Elranatamab Biomarker data from the first two patients showed that cemsidomide drives the expansion and activation of CD8+ effector memory T cells as measured by elevated HLA-DR and prevents T- cell exhaustion as measured by PD-1, TIM-3 and LAG3 expression.(1) These initial findings provide positive translational and mechanistic support for cemsidomide as a potential combination partner for immune-based therapies. In addition, following the completion of the first safety cohort evaluating six patients, the safety data review committee declared the 75 µg cemsidomide dose level in combination with elranatamab safe. The Phase 1b trial is now advancing into a dose escalation safety cohort at the 100 µg cemsidomide dose level and an expansion cohort at the 75 µg cemsidomide dose level. Data from all cohorts evaluated in the Phase 1b trial are expected in mid-2027. About Cemsidomide Cemsidomide is an investigational oral cereblon-modulating protein degrader of IKZF1/3, transcription factors foundational to multiple myeloma biology. Data from the fully enrolled Phase 1 trial show cemsidomide’s differentiated safety and tolerability profile and potentially class-leading anti-myeloma activity that supports the potential for durable outcomes. About Cemsidomide in Combination with Elranatamab (ELREXFIO®) The Phase 1b trial is designed to evaluate the safety, tolerability and preliminary efficacy of cemsidomide and dexamethasone in combination with elranatamab, an FDA-approved B-cell maturation antigen CD3 targeted bispecific antibody. Data generated from the cemsidomide Phase 1 trial in relapsed/refractory multiple myeloma demonstrate robust T-cell activation and cytokine expression across multiple doses. By activating immune T-cells, cemsidomide, when combined with a BCMAxCD3 bispecific such as elranatamab, may amplify the anti-myeloma immune response and lead to deeper and more durable responses. The study will evaluate different cemsidomide dose levels (beginning with 75 µg, with the opportunity to simultaneously explore 50 µg and 100 µg) in patients who have received one to four prior lines of therapy, which must have consisted of at least one IKZF1/3 degrader. Exclusion criteria for patients include those who have received prior treatment with a BCMA-directed T-cell engager or BCMA- directed CAR-T therapy. More information is available at clinicaltrials.gov (NCT07280013). About Multiple Myeloma Multiple myeloma is a blood cancer that affects plasma cells in the bone marrow. It is the second most common blood cancer, with approximately 36,000 people in the United States diagnosed each year. Multiple myeloma is characterized by cycles of remission and relapse, which leads to patients needing multiple lines of therapy to manage the persistent disease. More than 175,000 patients in the United States are estimated to be living with or in remission from myeloma.

However, despite treatment advances, approximately 40% of patients do not survive beyond five years. About C4 Therapeutics C4 Therapeutics (C4T) (Nasdaq: CCCC) is a clinical-stage biopharmaceutical company dedicated to delivering on the promise of targeted protein degradation science to create a new generation of medicines that transforms patients’ lives. C4T is progressing targeted oncology programs through clinical studies and leveraging its TORPEDO® platform to efficiently design and optimize small-molecule medicines to address difficult-to-treat diseases. C4T’s degrader medicines are designed to harness the body’s natural protein recycling system to rapidly degrade disease-causing proteins, offering the potential to overcome drug resistance, drug undruggable targets and improve patient outcomes. For more information, please visit www.c4therapeutics.com. Forward Looking Statement This press release contains “forward-looking statements” of C4 Therapeutics, Inc., within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but may not be limited to, express or implied statements regarding the clinical significance of the biomarker data presented from the Company’s Phase 1 clinical trial of cemsidomide in combination with dexamethasone in patients with RRMM and the Phase 1b trial of cemsidomide in combination with elranatamab; the ability of cemsidomide to drive coordinated activation of T cells and functional reprogramming of NK cells; the potential of enhanced immune cell function observed at the highest dose levels studied to translate into clinical benefit; the ability of cemsidomide to drive the expansion and activation of CD8+ effector memory T cells and prevent T-cell exhaustion; the translational and mechanistic support for cemsidomide as a potential combination partner for immune-based therapies; the advancement of the Phase 1b trial into a dose escalation safety cohort at the 100 µg cemsidomide dose level and an expansion cohort at the 75 µg cemsidomide dose level; the anticipated timing of data from all cohorts evaluated in the Phase 1b trial in mid-2027; and the design and potential efficacy of the Company’s therapeutic approaches. Any forward-looking statements in this press release are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties related to the initiation, timing, advancement and conduct of preclinical and clinical studies and other development requirements for the Company’s product candidates; the risk that preclinical or clinical data, including biomarker data or signs of biologic activity, may not be predictive of long-term results or translate across programs or the patient population; the risk that any one or more of the Company’s product candidates will cost more to develop or may not be successfully developed and commercialized; and the risk that sufficient capital to fund the Company’s future operations will be available to the Company on acceptable terms or at the times required. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in C4 Therapeutics’ most recent Annual Report on Form 10-K and/or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission. Except as otherwise noted, the information in this press release is as of the date of the release, and C4 Therapeutics undertakes no duty to update this information unless required by law. (1) Based on available biomarker data, as of June 22, 2026, from the first two patients to complete Cycle 1. Contacts: Investors: Courtney Solberg Associate Director, Investor Relations CSolberg@c4therapeutics.com Media: Loraine Spreen Senior Director, Corporate Communications & Patient Advocacy LSpreen@c4therapeutics.com